UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (812) 464-1294

________________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into Material Agreement.

Old National Bank and American National Trust and Investment Management Company (collectively, "Old National"), each subsidiaries of Old National Bancorp (the "Company"), entered into a Purchase and Sale Agreement, dated October 19, 2007, to sell a portfolio of 39 of its banking properties and one trust property (collectively, the "Properties") to 24 limited liability companies (collectively, the "Buyers"). SunTrust Equity Funding, LLC is the sole member of each Buyer.

Pursuant to the Purchase and Sale Agreement, Old National entered into lease agreements with the Buyers to lease back the Properties. The aggregate purchase price for the Properties is $70.3 million. The closing of the sale of the Properties occurred on October 19, 2007 contemporaneously with the execution and delivery of the Purchase and Sale Agreement.

As referenced above, Old National has leased each of the Properties on a long-term basis from the Buyer that purchased such property. Disclosure with respect to such lease agreements is included in Item 2.03 to this Current Report on Form 8-K and is incorporated herein by reference.

No material relationship exists between the Buyers and the Company and its subsidiaries, other than (a) those relationships created by the Purchase and Sale Agreement and the leases with respect to the Properties, and (b) the leases that were entered into with other affiliates of SunTrust Equity Funding LLC in connection with similar sale/leaseback transactions with respect to other properties formerly owned by Old National Bank, Old National Realty Company, Inc. and ONB Insurance Group, Inc., all subsidiaries of the Company, as previously reported in Items 1.01 and 2.03 of the Company's Current Reports on Form 8-K filed December 21, 2006 and September 25, 2007, which are incorporated herein by reference.

The Company anticipates that it will enter into similar sale/leaseback transactions with SunTrust Equity Funding LLC within 60 to 90 days of this Current Report on Form 8-K relating to nine of its banking properties.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As referenced in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, Old National has entered into 40 lease agreements, each dated October 19, 2007 (the "Lease Agreements"), with the Buyers, whereby Old National has agreed to lease each of the Properties back from the Buyers for terms expiring either October 31, 2017 or October 31, 2022. Under each of the Lease Agreements, Old National has the right at its option to extend the term of the lease for four additional successive terms of five years each, upon specified terms and conditions.

Pursuant to the Lease Agreements expiring October 31, 2022, Old National is obligated to pay to the Buyers (on a monthly basis) aggregate base rents for the Properties in the aggregate annual amount of $4.7 million, adjusted annually as described below, through October 31, 2022. In accordance with the Lease Agreements expiring October 31, 2017, Old National is obligated to pay to the Buyers (on a monthly basis) aggregate base rents for the Properties in the aggregate annual amount of $0.8 million, adjusted annually as described below, through October 31, 2017. Under the Lease Agreements, the base rents shall increase annually by the lesser of: (i) 1.50% and (ii) one hundred fifty percent (150%) of any cumulative increase in the Consumer Price Index (All Items) for Urban Consumers-US City average.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains certain forward-looking statements regarding proposed transactions by the Company and its affiliates relating to sale of real estate by the Company. These forward-looking statements are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to, changes in general economic and business conditions, real estate conditions, transaction costs and pricing, industry trends and increases in interest rates. These forward-looking statements are made only as of the date of this Current Report on Form 8-K, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this release.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description
99.1

Purchase and Sale Agreement dated October 19, 2007, by and among Old National Bank, American National Trust and Investment Management Company, ONB Traditional Portfolio Landlord, LLC, ONB Site 3 Landlord, LLC, ONB Site Landlord 4, LLC, ONB Site Landlord 6, LLC, ONB Site Landlord 14, LLC, ONB Site Landlord 15, LLC, ONB Site Landlord 17, LLC, ONB Site Landlord 19, LLC, ONB Site Landlord 20, LLC, ONB Site Landlord 25, LLC, ONB Site Landlord 26, LLC, ONB Site Landlord 27, LLC, ONB Site Landlord 29, LLC, ONB Site Landlord 33, LLC, ONB Site Landlord 35, LLC, ONB Site Landlord 36, LLC, ONB Site Landlord 37, LLC, ONB Site Landlord 41, LLC, ONB Site Landlord 43, LLC, ONB Site Landlord 44, LLC, ONB Site Landlord 45, LLC, ONB Site Landlord 47, LLC, ONB Site Landlord 48, LLC and ONB Site Landlord 57, LLC

99.2	Form of Lease Agreement dated October 19, 2007 entered into by affiliates of Old National Bancorp and affiliates of SunTrust Equity Funding, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: October 25, 2007

By: /s/ Christopher A. Wolking
Christopher A. Wolking
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1

Purchase and Sale Agreement dated October 19, 2007, by and among Old National Bank, American National Trust and Investment Management Company, ONB Traditional Portfolio Landlord, LLC, ONB Site 3 Landlord, LLC, ONB Site Landlord 4, LLC, ONB Site Landlord 6, LLC, ONB Site Landlord 14, LLC, ONB Site Landlord 15, LLC, ONB Site Landlord 17, LLC, ONB Site Landlord 19, LLC, ONB Site Landlord 20, LLC, ONB Site Landlord 25, LLC, ONB Site Landlord 26, LLC, ONB Site Landlord 27, LLC, ONB Site Landlord 29, LLC, ONB Site Landlord 33, LLC, ONB Site Landlord 35, LLC, ONB Site Landlord 36, LLC, ONB Site Landlord 37, LLC, ONB Site Landlord 41, LLC, ONB Site Landlord 43, LLC, ONB Site Landlord 44, LLC, ONB Site Landlord 45, LLC, ONB Site Landlord 47, LLC, ONB Site Landlord 48, LLC and ONB Site Landlord 57, LLC

99.2	Form of Lease Agreement dated October 19, 2007 entered into by affiliates of Old National Bancorp and affiliates of SunTrust Equity Funding, LLC